UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2014

RIGHTSCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55097	33-1219445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Donald Douglas Loop North

Santa Monica, CA 90405

(Address of principal executive offices) (zip code)

310-751-7510

(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Henry Nisser, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and uncertainties contained in reports filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 24, 2014 (the “Closing Date”), Rightscorp, Inc. (the “Company”) entered into a Unit Subscription Agreement (the “Agreement”) with certain accredited investors (individually, an “Investor” and collectively, the “Investors”) for the sale of units (the “Units”), with each Unit consisting of ten thousand (10,000) shares (the “Purchased Shares”) of Common Stock, par value $0.001 per share (the “Common Stock”) and warrants (the “Warrants”) to purchase fifteen thousand (15,000) shares (the “Warrant Shares” and with the Purchased Shares, the “Purchased Securities”) of Common Stock. The purchase price was $2,500 per Unit with a minimum investment of ten (10) units. The Company initially sold an aggregate of 1,060.8 Units in this offering (the “Offering”) and received aggregate gross proceeds of $2,652,000. The Warrants are exercisable commencing on the Closing Date, carry an exercise price of $0.25 per Warrant Share and are exercisable for a period of five (5) years.

Subsequent to the Closing Date, an additional investment by two other Investors was made, in which the Company received gross proceeds of $55,000 and issued an additional twenty-two (22) Units. As of September 30, 2014, the Company had received a fully executed Agreement for an additional $275,000 from two additional Investors for the purchase of an additional one hundred and ten (110) Units. Upon receipt of the funds therefor, the aggregate gross proceeds to be raised in this Offering would be $2,982,000 in consideration for the issuance of an aggregate of 1,192.8 Units.

The Company also granted to the Investors, in the event that it issues any shares of Common Stock or securities exercisable for, or convertible into, shares of Common Stock (the “Convertible Securities”) within eighteen (18) months after the Closing Date (A “Subsequent Financing”), the right to participate in up to an amount of the Subsequent Financing such that such Investor’s beneficial ownership of the Company on a fully diluted basis immediately following such Subsequent Financing would not be less than its beneficial ownership of the Company solely based on such Investor’s investment in this offering on the same terms, conditions and price provided for in the Subsequent Financing.

The Company has agreed to file, no later than 45 days following the Closing Date, a registration statement on Form S-1 (the “Form S-1”) with the SEC to register the Purchased Securities under the Securities Act of 1933, as amended (the “Securities Act”), or as many of such Purchased Securities as permitted by Rule 415of the Securities Act. If all Purchased Securities cannot be registered on the initial Form S-1, then the Company shall file additional registration statements on Form S-1 until all the Purchased Securities shall have been registered under the Securities Act. The Form S-1 shall not seek to register any other securities of the Company.

The Units and the other securities issued to the Investors pursuant to the Agreement were not registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of that Act and Regulation D promulgated thereunder, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Certificates representing these securities contain a legend stating the same.

Pursuant to the terms of the Agreement, the Company agreed to use the net proceeds from the Offering substantially to, among other things, (a) to pay up to $210,000 in indebtedness, (b) to fund operations, and (c) for working capital and general corporate purposes.

The foregoing description of the Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.1 and 4.1 hereto, as well as the other Transaction Documents (as such term is defined in the Agreement), all of which are incorporated herein by this reference.

ITEM 1.02 TERMINATION OF A MATERIAL AGREEMENT

On the Closing Date, the Company terminated the securities purchase agreement (the “Purchase Agreement”) it had entered into with Seaside 88, LP (“Seaside”) on March 7, 2014. The Company reported the entry into the Purchase Agreement with Seaside on a Current Report on Form 8-K filed with the SEC on March 10, 2014.

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D under the Securities Act. Each Investor represented that it was an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act.

Where You Can Find Additional Information

The Company files periodic and other reports with the SEC from time to time. Investors and security holders will be able to obtain these materials (when they are available) filed with the SEC free of charge at the SEC’s website, www.sec.gov. Security holders may also read and copy any reports, statements and other information filed by the Company with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

ITEM 7.01 REGULATION FD DISCLOSURE

On September 24, 2014, the Company issued a press release regarding the Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The SEC encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Warrant

10.1	Form of Unit Subscription Agreement

99.1	Text of the press release issued by the Company on September 24, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTSCORP, INC.

Dated: September 30, 2014	By:	/s/ Christopher Sabec
	Name:	Christopher Sabec
	Title:	Chief Executive Officer

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